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HOME FEDERAL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 16, 2008

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Home Federal Bancorp, Inc., we cordially invite you to attend the annual meeting of stockholders.  The meeting will be held at 3:00 p.m., local time, on Friday, January 16, 2009 at The Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho.

The matters expected to be acted upon at the meeting are described in the attached proxy statement.  In addition, we will report on our progress during the past year, and address your questions and comments.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible.  This will save us  the additional expense of soliciting proxies and will ensure that your shares are represented at the annual meeting.

Your Board of Directors and management are committed to the continued success of Home Federal Bancorp, Inc. and the enhancement of your investment.  As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely,

/s/Len E. Williams

Len E. Williams
President and Chief Executive Officer

HOME FEDERAL BANCORP, INC.
500 12TH AVENUE SOUTH
NAMPA, IDAHO 83651
(208) 466-4634

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 16, 2009

Notice is hereby given that the annual meeting of stockholders of Home Federal Bancorp, Inc. will be held at The Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho, on January 16, 2009, at 3:00 p.m., local time.  A proxy card and a proxy statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of three directors of Home Federal Bancorp, Inc. for three-year terms;

Proposal 2.	Ratification of the appointment of Moss Adams LLP as Home Federal Bancorp, Inc.'s independent auditor for the fiscal year ending September 30, 2009; and

Proposal 3.	Adoption of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.

Stockholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on November 21, 2008, as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Eric S. Nadeau

Eric S. Nadeau
Secretary

Nampa, Idaho
December 16, 2008

Important:  The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC.
500 12TH AVENUE SOUTH
NAMPA, IDAHO 83651
(208) 466-4634

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 16, 2009

The Board of Directors of Home Federal Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the annual meeting of stockholders.  We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about December 16, 2008.

The information provided in this proxy statement relates to Home Federal Bancorp, Inc. and its wholly-owned subsidiary, Home Federal Bank.  Home Federal Bancorp, Inc. may also be referred to as "Home Federal" or the "Company."  References to "we," "us" and "our" refer to Home Federal and, as the context requires, Home Federal Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Friday, January 16, 2009
Time:	3:00 p.m., local time
Place:	Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors of Home Federal for three-year terms;

Proposal 2.	Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending September 30, 2009; and

Proposal 3.	Adoption of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.

You also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on November 21, 2008, as the record date for stockholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Home Federal's common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Home Federal common stock you own.  On November 21, 2008, there were 17,359,427 shares of Home Federal common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a stockholder of record if your shares of Home Federal common stock are held in your name.  If you are a beneficial owner of Home Federal common stock held by a broker, bank or other nominee (i.e., in Astreet name@), please see the instructions in the following question.

Shares of Home Federal common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a stockholder of record.

Voting instructions are included on your proxy card.  Shares of Home Federal common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder=s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management=s director nominees, "FOR" ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending September 30, 2009 and "FOR" adoption of the 2008 Equity Incentive Plan.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in "Street Name" by a Broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as Abroker non-votes.@  The proposals to elect directors and ratify the auditor described in this proxy statement are considered discretionary items under the rules of The Nasdaq Stock Market LLC (ANasdaq@).  The proposal to adopt the 2008 Equity Incentive Plan is a non-discretionary item.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain an employee stock ownership plan ("ESOP") which owns 7.83% of Home Federal's common stock.  Employees of Home Federal and Home Federal Bank participate in the ESOP.  Each ESOP participant may instruct the trustee of the plan how to vote the shares of Home Federal common stock allocated to his or her account under the ESOP by completing a vote authorization form.  If an ESOP participant properly executes a vote authorization form, the ESOP trustee will vote the participant=s shares in accordance with the participant=s instructions.  Unallocated shares of Home Federal common stock held by the ESOP will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions.  Allocated shares for which proper voting instructions are not received will be voted by the trustee as directed by the ESOP administrator.  In order to give the trustees sufficient time to vote, all vote authorization forms from ESOP participants must be received by the transfer agent on or before January 6, 2009.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Home Federal common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after March 21, 2009 or a new record date for the meeting is set.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Home Federal common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

Vote Required to Approval Proposal 2: Ratification of the Appointment of Our Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending September 30, 2009, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Home Federal common stock.  Abstentions will have the effect of a vote against this proposal.  Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending September 30, 2009.

Vote Required to Approve Proposal 3: Adoption of the 2008 Equity Incentive Plan

Approval of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan requires the affirmative vote of the majority of the shares cast, in person or by proxy, at the annual meeting.  Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the adoption of this proposal.  Our Board of Directors unanimously recommends that you vote "FOR" the approval of the 2008 Equity Incentive Plan.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;

●	notifying the Secretary of Home Federal in writing before the annual meeting that you have revoked your proxy; or

●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in "street name," you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 21, 2008, the voting record date, information regarding share ownership of:

●
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Home Federal's common stock other than directors and executive officers;

●	each director and director nominee of Home Federal;

●	each executive officer of Home Federal or Home Federal Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

●	all current directors and executive officers of Home Federal and Home Federal Bank as a group.

Persons and groups who beneficially own in excess of five percent of Home Federal's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to Home Federal, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Home Federal's common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person=s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 17,359,427 shares of Home Federal common stock outstanding.

Name	Number of Shares Beneficially Owned (1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5%

Advisory Research, Inc. 180 North Stetson, Suite 5500 Chicago, Illinois 60601	1,118,947 (2)	6.44%

Capital World Investors 333 South Hope Street Los Angeles, California 90071	1,384,249 (3)	7.97

Home Federal Bancorp, Inc. Employee Stock Ownership Plan 500 12th Avenue South Nampa, Idaho 83651	1,359,761 (4)	7.83

Keeley Asset Management Corp. 401 South LaSalle Street Chicago, Illinois 60605	1,705,691 (5)	9.82

(Table continues on following page)

Name	Number of Shares Beneficially Owned (1)	Percent of Common Stock Outstanding

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	1,630,128 (6)	9.38

Director Nominee

Brad J. Little	--	*

Directors

Daniel L. Stevens (7)	209,009 (8)	1.20
N. Charles Hedemark	57,684 (9)	*
Fred H. Helpenstell, M.D.	72,864	*
Richard J. Navarro	12,496	*
James R. Stamey	37,872 (10)	*
Robert A. Tinstman	57,184	*
Len E. Williams (7)	109,917	*

Named Executive Officers

Eric S. Nadeau	5,000	*
Robert A. Schoelkoph	51,749	*
Steven D. Emerson	27,287	*
Steven K. Eyre	23,762	*
Cindy L. Bateman	5,691

Directors and Executive Officers of Home Federal and Home Federal Bank as a group (13 persons)	670,515	3.82

______________
*	Less than one percent of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Mr. Stevens - 65,499; Messrs. Hedemark, Helpenstell, Stamey and Tinstman - 15,239; Mr. Navarro - 9,088; Mr. Williams - 35,470; Mr. Emerson - 12,263; Mr. Eyre - 5,680, Ms. Bateman - 542; and all directors and officers as a group - 189,498.

(2)	Based solely on a Schedule 13F dated November 14, 2008 regarding shares owned as of September 30, 2008.
(3)
Based solely on a Schedule 13F dated November 14, 2008 regarding shares owned as of September 30, 2008, reporting sole voting and dispositive power with respect to the shares reported. According to a Schedule 13G dated February 11, 2008, Capital World Investors, an investment adviser and a division of Capital Research and Management Company ("CRMC"), is deemed to be the beneficial owner of the shares reported as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(4)
As of September 30, 2008, the Home Federal Bancorp, Inc. Employee Stock Ownership Plan had sole voting power with respect to 1,212,295 shares, shared voting power with respect to 155,723 shares and sole dispositive power with respect to 1,359,761 shares.

(5)
Based solely on a Schedule 13F dated November 10, 2008 regarding shares owned as of September 30, 2008, reporting sole voting power with respect to 1,672,346 shares and sole dispositive power with respect to 1,705,691 shares.

(6)
Based solely on a Schedule 13F dated November 14, 2008 regarding shares owned as of September 30, 2008, reporting sole voting power with respect to 1,302,680 shares and shared dispositive power with respect to 1,630,128 shares. According to a Schedule 13G dated February 14, 2008, the shares reported are owned of record by clients of Wellington Management Company LLP, an investment adviser. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, the securities reported. No such client is known to have such right or power with respect to more than five percent of this class of securities, except Bay Pond Partners, L.P., which reported shared voting and dispositive power with respect to 905,789 shares.

(7)	Messrs. Stevens and Williams are also named executive officers.
(8)	Includes 28,400 shares held solely by his wife, all of which have been pledged.
(9)	Includes 28,900 shares held jointly with his wife.
(10)	Includes 11,360 shares held jointly with his wife.

PROPOSAL 1 B ELECTION OF DIRECTORS

Our Board of Directors consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Home Federal and each nominee for director, including his age, position and term of office.  The Nominating Committee of the Board of Directors selects nominees for election as directors.  Fred H. Helpenstell, M.D. will retire from the Board of Directors effective as of the annual meeting of stockholders.  The Nominating Committee has nominated Senator Brad J. Little to stand for election at the annual meeting.  The other two nominees, Daniel L. Stevens and Richard J. Navarro, currently serve as Home Federal directors.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends you vote "FOR" the election of Messrs. Stevens, Navarro and Little.

Name	Age (1)	Position(s) Held with Home Federal and Home Federal Bank	Director Since	Term to Expire

Nominees

Daniel L. Stevens	65	Chairman	1996	2012 (2)
Richard J. Navarro	56	Director	2005	2012 (2)
Brad J. Little	54	None currently	N/A	2012 (2)

Directors Continuing in Office

James R. Stamey	65	Director	2001	2010
Robert A. Tinstman	62	Director	1999	2010
N. Charles Hedemark	66	Director	1983	2011
Len E. Williams	49	Director, President and Chief Executive Officer	2007	2011
_______________
(1)	As of September 30, 2008.
(2)	Assuming re-election or election.

Set forth below is the principal occupation of each nominee for director and each director continuing in office.  All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Daniel L. Stevens is Chairman of the Board of Home Federal and Home Federal Bank, positions he has held since 2004 and 1999, respectively.  He served as President and Chief Executive Officer of Home Federal from 2004 until he stepped down in January 2008.  He also served as Chief Executive Officer of Home Federal Bank from 1995 until January 2008, and as President of the Bank from 1995 until September 2006, when he announced his plans for retirement in 2008 and a successor, Len E. Williams, was appointed President of Home Federal Bank.  Mr. Stevens worked in the financial services industry for over 35 years and served as an executive officer or chief executive officer for four other mutual and stock thrifts during his career.  He is past Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle.  He served as the Chairman of the Audit Committee and a member of the Financial Operations Committee of the Federal Home Loan Bank of Seattle.  Mr. Stevens was a director of the Federal Home Loan Bank of Seattle from 1996 until 2004. He served as a director of America=s Community Bankers, served on America=s Community Bankers= Federal Home Loan Bank System Committee, chaired the America=s Community Bankers Credit Union Committee, and was First Vice Chair of America=s Community Bankers COMPAC Board of Governors until the merger of America=s Community Bankers and the American Bankers Association in 2007.  He is Immediate Past Chairman of the Board of the Idaho Bankers Association, a past Chairman of the Board of Directors and Executive Committee of the Boise Metro Chamber of Commerce, and a former director of the Midwest Conference of Community

Bankers.  He is the former director of the Boise State University Foundation, and past Chairman of the United Way of Treasure Valley and the Nampa Neighborhood Housing Services Board of Directors.

Richard J. Navarro is the Chief Financial Officer of Albertsons LLC, a retail food and drug company, and has over 31 years of experience in the industry. Mr. Navarro is a Certified Public Accountant and from 2004 until 2006, was a consultant providing financial management services to various business. Prior to that, Mr. Navarro was employed by Albertsons, Inc. and held several management positions including Senior Vice President and Controller from 1999 to 2003. He currently serves on the Board of Directors of TitleOne Corporation and the Boise State University Foundation. He is also the past Chairman of the Associated Taxpayers of Idaho. Mr. Navarro is a graduate of Boise State University and the Executive Financial Management Program at Stanford University, Graduate School of Business.

Brad J. Little serves as Idaho State Senator, representing the citizens of Gem and Northern and Western Canyon Counties, an office he has held since 2000.  Since 1980, Mr. Little has also operated a family cattle, farming, real estate and investment business in Idaho=s Treasure Valley and has been active in Idaho and national sheep and public land organizations.  He also serves as Vice Chair on the Emmett School Foundation and on the Idaho Endowment Fund Investment Board.  Mr. Little recently served as Vice Chair of the Idaho Community Foundation and is past Chairman of the American Sheep Industry Public Lands Committee, the Idaho Association of Commerce and Industry and Idaho Business Week.  He is a director of Performance Design LLC, a small manufacturing company in Boise.  Mr. Little earned a Bachelor of Science degree in Agri-Business from the University of Idaho.

James R. Stamey is a retired banker, having been employed by U.S. Bank from 1985 until 2001, where he last served as President of U.S. Bank, Idaho and Executive Vice President and Manager of Corporate Banking of the Intermountain Region.  He also served as President of the Library Foundation and President of the Idaho Association of Commerce and Industry, and served on the Board of Directors for the Boise Philharmonic, the Idaho Bankers Association and the Boise Rotary Club.

Robert A. Tinstman is a consultant for Tinstman and Associates, LLC, a construction consulting company.  From May 2002 until May 2007, he was Executive Chairman of the James Construction Group, LLC, Baton Rouge, Louisiana, a construction company.  Prior to that, Mr. Tinstman was the sole owner and a consultant of Tinstman & Associates, Boise, Idaho, a construction consulting company, from May 1999 until May 2002.  He served as President and Chief Executive Officer of the Morrison-Knudsen Company, Boise, Idaho, an engineering, construction and mining company, from 1995 until February 1999, where he had been employed since May 1974.  Mr. Tinstman is also a director of IDACORP, Inc., Boise, Idaho, and CNA Surety Corporation, a Chicago, Illinois insurance agency, both of which are public companies.

N. Charles Hedemark retired as Executive Vice President and Chief Operating Officer of Intermountain Gas Company, a natural gas utility company in July 2005, after serving as an employee since 1965.  Mr. Hedemark is a graduate of The College of Idaho and the Executive Program at Stanford University.  He is a director and past Chairman of Blue Cross of Idaho.  Mr. Hedemark is also a director of the Capital City Development Corporation and is a past President of the Northwest Gas Association.

Len E. Williams is President and Chief Executive Officer of Home Federal and Home Federal Bank.  He joined Home Federal Bank as President in September 2006, was appointed as a director of Home Federal Bank and Home Federal in April 2007 and became President and Chief Executive Officer of Home Federal and Chief Executive Officer of Home Federal Bank upon Mr. Stevens= retirement in January 2008.  Mr. Williams has over 30 years of commercial banking experience serving in many regional and national leadership roles.  Prior to joining Home Federal Bank, Mr. Williams was Senior Vice President and Head of Business Banking with Fifth Third Bank.  He was charged with creating and growing the business line and providing leadership over the company=s business banking personnel, processes and products.  From 1987 to 2005, he held several management positions with Key Bank, including President  of Business Banking from 2003 to 2005 and President of the Colorado District from 1999 to 2003.  His prior experience includes regional corporate and commercial banking leadership responsibility.  Mr. Williams is a member of the Board of Directors of the Boise Metro Chamber of Commerce and has served as chairman of Junior Achievement and Boys and Girls Clubs.  Mr. Williams holds an M.B.A. from the University of Washington and is a graduate of the Pacific Coast Banking School.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Home Federal and Home Federal Bank conduct their business through meetings of the Boards and through their committees.  For the year ended September 30, 2008, both Boards generally met on a bi-monthly basis, holding additional special meetings as needed.  During the 2008 fiscal year, the Board of Directors of Home Federal held four regular meetings and four special meetings, and the Board of Directors of Home Federal Bank held six regular meetings and five special meetings.  No director of Home Federal or Home Federal Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of Home Federal has standing Audit, Loan, Compensation, and Nominating Committees, and has adopted written charters for the Audit, Compensation and Nominating Committees.  You may obtain a copy of these documents, free of charge, by writing to: Eric S. Nadeau, Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651, or by calling (208) 466-4634.  The charters are also available on our website at www.myhomefed.com.

Audit Committee

The Audit Committee consists of Directors Tinstman (Chairman), Hedemark, Navarro and Stamey.  The Committee meets quarterly and on an as needed basis to evaluate the effectiveness of Home Federal=s internal controls for safeguarding its assets and ensuring the integrity of the financial reporting.  The Committee also appoints the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met five times during the year ended September 30, 2008.

Each member of the Audit Committee is "independent" in accordance with the requirements for companies quoted on The Nasdaq Stock Market.  Director Navarro has been designated by the Board of Directors as the "audit committee financial expert," as defined by the SEC.  Director Navarro is a certified public accountant and is the Chief Financial Officer of Albertsons LLC.

Nominating Committee

The Nominating Committee consists of Directors Stamey (Chairman), Hedemark and Tinstman.  The Nominating Committee and its Chair are appointed annually by the Board of Directors.  Members of the Committee are selected from the pool of directors who are not up for election during the appointment year.  The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring director's terms and openings on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  This Committee met on December 3, 2008 to nominate the directors for election at the 2009 annual meeting of stockholders.  Committee members receive no additional fees for serving on the Committee.

In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate=s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Home Federal Bank's market area.  Any director nominated by the Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct an investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of

Home Federal.  The Committee will consider director candidates recommended by the Company's stockholders. If a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this proxy statement.

Compensation Committee

The Compensation Committee is comprised of Directors Hedemark (Chairman), Helpenstell, Navarro and Stamey.  It is expected that if elected, Mr. Little will replace Dr. Helpenstell who is retiring effective as of the annual meeting of stockholders.  The Compensation Committee meets annually and on an as needed basis regarding the personnel, compensation and benefits related matters of Home Federal.

The Committee also meets, outside of the presence of Mr. Williams, to discuss his compensation and make its recommendation to the full Board, which then votes on Mr. Williams' compensation.  Mr. Williams makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Williams and makes its recommendation to the full Board, which then votes on executive compensation.  This Committee met six times during the year ended September 30, 2008.

Corporate Governance

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board of Directors has determined that five of our seven directors are independent.  Directors Helpenstell, Hedemark, Stamey, Tinstman and Navarro are all independent.  The Board of Directors has also determined that Mr. Little, who has been nominated to be director,  is independent.  Only Len E. Williams, who serves as President and Chief Executive Officer of Home Federal and Home Federal Bank, and Daniel L. Stevens, who stepped down in January 2008 as President and Chief Executive Officer of Home Federal and Chief Executive Officer of Home Federal Bank, are not independent.

Code of Ethics.  The Board of Directors has adopted a written Code of Ethics that applies to our directors, officers and employees.  You may obtain a copy of the Code of Ethics free of charge by writing to: Eric S. Nadeau, Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651, or by calling (208) 466-4634.  In addition, our Code of Ethics is available on our website at www.myhomefed.com.

Stockholder Communication with the Board of Directors.  The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Daniel L. Stevens, Chairman of the Board, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651.  Any such communication should state the number of shares beneficially owned by the stockholder making the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of stockholders.  All of the members of the Board of Directors attended our most recent meeting of stockholders, which was held on December 17, 2007.

Related Party Transactions.  We have followed a policy of granting loans to our officers and directors, which fully complies with all applicable federal regulations, including those governing loans and other transaction with affiliated persons of Home Federal Bank.  Loans to our directors and executive officers are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with all customers, and do not involve more than the normal risk of collectibility or present other unfavorable features.

All loans and aggregate loans to individual directors and executive officers, without regard to loan amount, are completely documented and underwritten using the same underwriting policies, procedures, guidelines and documentation requirements as are used for non-director and non-executive customers of Home Federal Bank.  Following the normal underwriting approvals by underwriting personnel, all such loans are then presented for review and approval by the Board of Directors of Home Federal Bank, pursuant to Regulation O of the Federal Reserve Board and the requirements of the Office of Thrift Supervision.  There are no exceptions to these procedures and all approvals are documented in the Board meeting minutes.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2008.

DIRECTORS= COMPENSATION

The following table shows the compensation paid to our non-employee directors for the fiscal year ended September 30, 2008.  Compensation for Daniel L. Stevens, who served as President and Chief Executive Officer of Home Federal and Chief Executive Officer of Home Federal Bank until January 2008, and Len E. Williams, who is now the President and Chief Executive Officer of Home Federal and Home Federal Bank, is included in the section below entitled "Executive Compensation."

					Change in
					Pension
					Value
					and Non-
				Non-Equity	qualified
	Fees			Incentive	Deferred	All
	Earned			Plan	Compen-	Other
	or Paid	Stock	Option	Compen-	sation	Compen-
	in Cash	Awards	Awards	sation	Earnings	sation	Total
Name	($)	($)(1)(2)	($)(1)(3)	($)(4)	($)(5)	($)(6)	($)

Fred H. Helpenstell, M.D.	25,500	30,287	9,301	2,819	28,006	1,735	97,648
Thomas W. Malson (7)	10,250	30,287	9,301	3,601	14,232	1,735	69,406
N. Charles Hedemark	27,050	30,287	9,301	2,971	4,915	1,735	76,259
James R. Stamey	26,000	30,287	9,301	10,560	10,757	1,735	88,640
Robert A. Tinstman	25,500	30,287	9,301	12,394	7,659	1,735	86,876
Richard J. Navarro	26,750	5,140	11,440	2,794	4,885	313	51,322

______________
(1)
The directors did not receive any equity awards in the year ended September 30, 2008. Represents the dollar amount of expense recognized for financial statement reporting purposes in fiscal 2008 for awards made in prior years and being earned by the director ratably over the five-year period from the date of the award. Amounts are calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"). For a discussion of valuation assumptions, see Note 9 of the Notes to Consolidated Financial Statements in Home Federal=s Annual Report on Form 10-K for the year ended September 30, 2008.

(2)
For Directors Helpenstell, Malson, Hedemark, Stamey and Tinstman, represents an award of 11,924 shares of restricted stock with a grant date fair value of $151,435. For Director Navarro, represents an award of 2,000 shares of restricted stock with a grant date fair value of $25,700. As of September 30, 2008, Directors Helpenstell, Malson, Hedemark, Stamey and Tinstman each had 8,127 shares of restricted stock outstanding and  Director Navarro had 1,818 shares of restricted stock outstanding.

(3)
For Directors Helpenstell, Malson, Hedemark, Stamey and Tinstman, represents a grant of options to purchase 22,357 shares of common stock with a grant date fair value of $46,503. For Director Navarro, represents a grant of options to purchase 20,000 shares of common stock with a grant date fair value of $57,200. As of September 30, 2008, Directors Helpenstell, Malson, Hedemark, Stamey and Tinstman each had 15,239 vested and 10,159 unvested options outstanding and Director Navarro had 9,088 vested and 13,632 unvested options outstanding.

(4)	Represents the expense to accrue the estimated present value of future benefits for the director deferred incentive plan.
(5)	Represents the aggregate change in actuarial present value of each director=s accumulated benefit under the director retirement plan.
(6)	Represents dividends received on unvested restricted stock.
(7)
Director Malson retired from the Boards of Directors of Home Federal and Home Federal Bank effective as of January 30, 2008. In connection with his retirement, the Boards took action to reduce the number of directors from eight to seven.

Fees.  Directors of Home Federal are currently not compensated, but serve and are compensated by Home Federal Bank.  Mr. Williams, however, receives no fees or other remuneration for his service as an employee director.

For the year ended September 30, 2008, Board members received an annual retainer of $15,000 and $1,500 for each Board meeting attended and $250 for each committee meeting attended ($300 for the chair of each committee).  It is not anticipated that separate directors' fees will be paid to directors of Home Federal until such time as these persons devote significant time to the separate management of the affairs of Home Federal, which is not expected to occur until we become actively engaged in additional businesses other than holding the stock of Home Federal Bank.  We may determine that such compensation is appropriate in the future.

Director Deferred Incentive Plan.  Home Federal Bank maintains a nonqualified deferred incentive plan for directors, which was last amended effective September 14, 2007.  All members of the Board of Directors participate in the plan, except for Mr. Williams, who declined participation.  Until October 1, 2006, the plan provided an incentive award percentage determined by reference to Home Federal's return on assets and return on equity for the year.  Each year, the percentage was determined and multiplied by the participant's directors' fees for the year.  The resulting amount was set aside in an unfunded deferral account for that participant.  Although the incentive award has been discontinued, participants may still elect to defer all or a part of their directors' fees into the deferral account under the plan.  The deferral accounts are credited annually with an interest credit that is based on the growth rate of Home Federal Bank's net worth in Home Federal, subject to a maximum of 12% per year.  Upon the participant's termination of service, the value of the participant's combined deferral accounts will begin to be paid.  Hardship distributions are permitted, as well as certain limited in-service distributions as permitted by law.  The plan also provides a death benefit equal to the director deferrals and interest credit on such amounts plus the greater of the value of the participant's deferral accounts, or a fixed death benefit.  All benefits are paid over 120 months, and during that period, the deferral account is adjusted for interest.  The director may elect to change the form of benefit, subject to the approval of Home Federal Bank and compliance with legal restrictions.  The present value of benefits accrued under this plan, which includes Mr. Stevens' benefits, was $734,000 at September 30, 2008.

Director Retirement Plan.  Home Federal adopted a director retirement plan, effective January 1, 2005, that replaced prior plans.  The plan is an unfunded nonqualified retirement plan for directors.  All members of the Board of Directors participate in the plan, except for Mr. Williams, who declined participation.  Upon the later of attaining age 72 or termination of service, the director will receive an annual benefit equal to 50 percent of the fees paid to the director for the preceding year, payable in monthly installments over 15 years.  If the director retires before attaining age 72, his vested accrual benefit will be paid in monthly installments, with interest at a rate of 7.5 percent per year, over 180 months.  The accrued benefit vests at a rate of 10 percent per year, except in the event of disability, in which case the vested percentage is 100 percent.  If the director terminates service within 24 months following a change in control, he will receive 100 percent of his accrued benefit, plus a change in control benefit equal to 2.99 times his prior years directors fees.  Change in control payments are subject to reduction to avoid excise taxes under Section 280G of the Internal Revenue Code.  In the event a director dies before termination of service, his beneficiary would receive his projected benefit, which is the final benefit the director would have received had he attained age 72, assuming a 4% annual increase in the directors' fees.  In the event the director dies after separation from service, but before receiving the full 15 years of annual benefits, the remaining payments shall be paid to his or her beneficiaries.  In-service distributions are permitted in limited circumstances.  The present value of benefits accrued under this plan was $543,000 at September 30, 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis.

This Compensation Discussion and Analysis describes the compensation philosophy and policies for the year ended September 30, 2008, that applied to the executives named in the summary compensation table below (known as the "named executive officers").  It explains the structure and rationale associated with each material element of each named executive officer's total compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following the discussion and analysis.

Role of the Compensation Committee.  The Compensation Committee is composed entirely of independent directors.  The Committee sets and administers the policies that govern our executive compensation programs, and various incentive and stock option programs.  All decisions relating to the compensation of the named executive officers are shared with and approved by the full Board of Directors.

Compensation Philosophy and Objectives.  The Compensation Committee believes that a compensation program for executive officers should take into account management skills, long-term performance results, and stockholder returns.  The principles underlying our compensation policies are:

●	to attract and retain key executives who are highly qualified and are vital to our long-term success;

●	to provide levels of compensation commensurate with those offered in the Treasure Valley as measured by local, regional, and national financial industry compensation surveys;

●	to align the interests of executives with stockholders by having a significant portion of total compensation based on meeting or exceeding defined performance measures;

●	to motivate executives to enhance long-term stockholder value and thereby helping them build their own personal ownership in Home Federal; and

●	to integrate the compensation program with our long-term strategic planning and management process.

We target executive compensation at levels that we believe to be consistent with others in the banking industry.  The named executive officers' compensation is weighted toward programs contingent upon our  level of annual and long-term performance.  In general, for senior management positions, including the named executive officers, we will pay base salaries that target the market median and above of other banks of similar asset size, growth strategy and complexity, and with similar products and markets.  Goals for specific components include:

●	Base salaries for executives generally are targeted between the 50th and 75th percentiles.

●
The Annual Incentive Plan will provide cash compensation at the 50th percentile when target performance-  based goals are achieved and between the 50th and 75th percentiles if annual goals are exceeded.

●	Performance-based Long-Term Incentive Plan was not offered last year; however, it is being researched for future consideration.

Elements of Compensation.  We use the pay components listed below to balance various objectives.  The compensation framework helps encourage achievement of strategic objectives and creation of stockholder value, recognize and reward individual initiative and achievements, maintain an appropriate balance between base salary and annual and long-term incentive opportunity, and allows us to compete for, retain and motivate talented executives critical to our success.

Salary.  We pay our executives cash salaries intended to be competitive and to take into account the individual's experience, performance, responsibilities, and past and potential contribution to Home Federal and Home Federal Bank.  There is no specific weighting applied to the factors considered, and the Committee uses its own judgment and expertise in determining appropriate salaries within the parameters of the compensation philosophy.  We target salaries between the 50th and 75th percentiles of competitive practice.  This is described in greater detail below, under "Benchmarking."

Salary decisions also take into account the positioning of projected total compensation with target-level performance incentives.  Because incentive opportunities are defined as a percentage of salary, changes in salary have an effect on total compensation.  Prior to recommending salary increases to the Board of Directors, the Compensation Committee reviews the projected total compensation based on the proposed salaries.

Annual Cash Incentive.  We use an annual incentive to focus attention on current strategic priorities and drive achievement of short-term corporate objectives.  Awards are provided under the terms of the annual cash incentive plan.

Our named executive officers are eligible to receive annual cash incentive compensation at the end of each year if performance targets are achieved.  The Compensation Committee possesses the ability to award discretionary incentive amounts under the cash incentive plan in recognition of other achievements, such as merger and acquisition activities, which are not part of the established performance objectives.

For the fiscal year ended September 30, 2008, the financial performance target was based on the budgeted earnings before income taxes of Home Federal Bank.  The target for fiscal year 2008 was $6.5 million.  Home Federal Bank's actual adjusted earnings before income taxes totaled $4.7 million for fiscal year 2008, or 72% of target.  The following table summarizes the goals for income before income taxes at each level of award:

Performance Metric	Threshold	Target	Target Plus	Stretch

Income before income taxes	$5,825,000	$6,472,000	$7,119,000	$9,061,000

The annual cash incentive for Ms. Bateman includes an individual performance component in addition to specific bank financial performance goals.  For the other named executive officers, incentive payments are based solely on the financial performance of the Bank.  As a result, no cash incentive compensation was paid to Messrs. Williams, Stevens, Nadeau, Schoelkoph, Emerson or Eyre.  However, The Compensation Committee recommended to the Board of Directors a modified incentive award to all other employee participants in the annual cash incentive plan, including Ms. Bateman.  The modified award included the remuneration for the individual performance component of the plan and the payment of 50% of the amount that would have been awarded had the Bank achieved the threshold level of income before income taxes.

The table below shows the award opportunities at threshold, target, target plus and stretch, as a percentage of salary as well as each named executive officer=s actual award for fiscal 2008:

Name	Threshold	Target	Target Plus	Stretch	Cash Award ($)

Len E. Williams	25%	50%	100%	150%	--
Daniel L. Stevens	25%	50%	100%	150%	--
Eric S. Nadeau	20%	40%	80%	120%	--
Robert A. Schoelkoph	7.5%	15%	30%	45%	--
Steven D. Emerson	20%	40%	80%	120%	--
Steven K. Eyre	20%	40%	80%	120%	--
Cindy L. Bateman	15%	30%	60%	90%	8,682

In October 2008, the Compensation Committee recommended to the Board of Directors the following cash incentive award opportunities for the named executive officers, other than Messrs. Stevens and Schoelkoph who are now retired, for fiscal year 2009:

Name	Target	Target Plus

Len E. Williams	50%	100%
Eric S. Nadeau	40%	80%
Steven D. Emerson	40%	80%
Steven K. Eyre	40%	80%
Cindy L. Bateman	30%	60%

None of the named executive officers has an individual performance component in their 2009 cash incentive award opportunity.  Each award will be based on the financial performance of Home Federal.  However, Messrs. Emerson and Eyre do have incentive opportunity based on the performance of their respective lines of business.  For those two officers, 75% of their 2009 cash incentive award will be based on the performance of the company as a whole and 25% of their award will be based on the performance of their line of business compared to budget.  Nonetheless, no award will be paid to any of the named executive officers if one of the performance metrics is not met, although the Compensation Committee possesses the ability to award discretionary incentive amounts under the cash incentive plan in recognition of other achievements, such as merger and acquisition activities, which are not part of the established performance objectives.

The performance metrics for the fiscal year 2009 annual cash incentive plan are (1) total revenue (defined as net interest income plus noninterest income) and (2) income before income taxes and incentive compensation expense, allocated as follows:

Performance Metrics	Weight	Target	Target Plus

Total revenue	25%	Budget	105% of budget
Income before income taxes and incentive compensation	75%	Budget	115% of budget

Long-Term Incentives.  Equity-based compensation is intended to attract and retain qualified executives, to provide these persons with a proprietary interest in Home Federal as an incentive to contribute to our success, and to reward executives for outstanding performance.  Equity-based compensation functions as a long-term incentive because awards are generally made with a five-year gradual vesting schedule or a three year cliff vesting schedule.  Awards are made either in the form of stock options, stock appreciation rights or restricted stock.  Currently, we have in place the 2005 Recognition and Retention Plan and the 2005 Stock Option and Incentive Plan, each of which was approved by our Board of Directors and stockholders.  Awards remain available for grant under these two plans.  We are proposing the 2008 Equity Incentive Plan for approval by stockholders this year.

The equity-based plans are administered and interpreted by the Compensation Committee of the Board of Directors.  Under the plans, the Committee receives recommendations from Mr. Williams and approves which officers and key employees will receive awards, the number of shares subject to each option or shares of restricted stock awarded, and the vesting of the awards.  The per share exercise price of an option will equal at least 100% of the fair market value of a share of common stock on the date the option is granted.  In addition, newly hired executives may receive awards at the time of their employment.  In determining whether to make option or restricted stock awards, the Compensation Committee may take into account historical awards and then-current competitive conditions.

401(k) and Employee Stock Ownership Plan.  Home Federal Bank sponsors both a 401(k) plan and an employee stock ownership plan.  The purpose of these plans is to provide participating employees with an opportunity to obtain beneficial interests in the stock of Home Federal and to accumulate capital for their future economic security.  The Chief Financial Officer, the Executive Vice President of Commercial Banking and the Director of Human Resources are trustees for the 401(k) plan.

Executive Retirement Benefits.  We have entered into salary continuation agreements with each of the named executive officers, except Ms. Bateman.  These agreements help support the objective of maintaining a stable, committed and qualified team of key executives through the inclusion of retention and  non-competition provisions.  Under the agreement, an executive will be entitled to a stated annual benefit for a period of 15 years upon retirement from Home Federal after attaining age 65, or upon attaining age 65, if his or her employment had been previously terminated due to disability.  There are also benefits for early retirement and termination after a change in control.

Other Compensation.  The named executive officers participate in our broad-based employee benefit plans, such as medical, vision, dental, long-term and short-term disability, and term life insurance programs.  For certain of the named executive officers, we also provide the following perquisites: auto allowance for business and personal use for transportation for the executive, customers and employees; social and civic club dues for networking and entertaining; and business and personal use of a cell phone for accessibility to the executive.

Benchmarking.  As noted earlier, our compensation structure is designed to position an executive's compensation between the 50th and 75th percentiles of a competitive practice.  In 2008, the Compensation Committee worked with Amalfi Consulting, LLC ("Amalfi"), previously known as the Compensation Group of Clark Consulting, to review total compensation levels for the named executive officers.  This review included base salary, annual cash incentives, all forms of equity compensation and all other forms of compensation.  The primary data source used in setting competitive market levels for the executives is the information publicly disclosed by a "2008 Peer Group" of the 20 companies listed below, which include banks of similar size and geographic location.

2008 Peer Group

PremierWest Bancorp (PRWT)
Horizon Financial Corp. (HRZB)
First Financial Northwest, Inc. (FFNW)
HF Financial Corp. (HFFC)
Columbia Bancorp (CBBO)
Intermountain Community Bancorp (IMCB)
Pacific Continental Corporation (PCBK)
Washington Banking Company (WBCO)
Heritage Financial Corporation (HFWA)
Riverview Bancorp, Inc. (RVSB)

Rainier Pacific Financial Group, Inc. (RPFG)
Team Financial, Inc. (TFIN)
Blue Valley Ban Corp. (BVBC)
BNCCORP, Inc. (BNCC)
Timberland Bancorp, Inc. (TSBK)
The Bank Holdings (TBHS)
Idaho Independent Bank (IIBK)
Landmark Bancorp, Inc. (LARK)
Pacific Financial Corporation (PFLC)
Cowlitz Bancorporation (CWLZ)

After consideration of the data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee makes decisions regarding individual executives' target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team.

Review of Prior Amounts Granted and Realized.  We desire to motivate and reward executives relative to driving superior future performance, so we do not currently consider prior stock compensation gains as a factor in determining future compensation levels.

Adjustment or Recovery of Awards.  We have not adopted a formal policy or any employment agreement provisions that enable recovery, or "clawback," of incentive awards in the event of misstated or restated financial results.  However, Section 304 of the Sarbanes-Oxley Act does provide some ability to recover incentive awards in certain circumstances.  If we are required to restate our financials due to noncompliance with any financial reporting requirements as a result of misconduct, the Chief Executive Officer and Chief Financial Officer must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of securities of Home Federal during those 12 months.

Timing of Equity Grants.  The Compensation Committee does not have a formal written policy guiding the timing of equity grants.  All equity grants were made after formal Compensation Committee approval and subject to full Board approval.  We have reviewed our equity grant practices and have confirmed that all past equity grants have been consistent with Securities and Exchange Commission guidelines.

Tax and Accounting Considerations.  We take into account tax and accounting implications in the design of our compensation programs.  For example, in the selection of long-term incentive instruments, the Compensation Committee reviews the projected expense amounts and expense timing associated with alternative types of awards.  Under current accounting rules, Home Federal must expense the grant-date fair value of share-based grants such as restricted stock and stock options.  The grant-date value is amortized and expensed over the service period or vesting period of the grant.  In selecting appropriate incentive devices, the Compensation Committee reviews extensive modeling analyses and considers the related tax and accounting issues.

Compensation Consultants.  Over the past five years, the Compensation Committee has engaged Amalfi to assist in several executive compensation initiatives, including salary data, equity plan designs and deferred compensation plans.  Because Amalfi is knowledgeable in our executive compensation plans, it is an ongoing working relationship.  Periodically, the Committee will engage Amalfi on an Aas needed@ basis.

Role of Executives in Compensation Committee Deliberations.  The Compensation Committee frequently requests the Chief Executive Officer and the Chief Financial Officer to be present at Committee meetings to discuss executive compensation and evaluate Company and individual performance.  Occasionally other executives may attend a Committee meeting to provide pertinent human resources, financial and/or legal information.  Executives in attendance may provide their insights and suggestions, but only Compensation Committee members may vote on decisions regarding changes in executive compensation to recommend to the full Board.  The Chief Executive Officer does not provide the recommendations for changes in his own compensation.  The Compensation Committee discusses the compensation of the Chief Executive Officer with him, but final deliberations and all votes regarding his compensation for recommendation to the full Board are made in executive session, without the Chief Executive Officer present.  The Committee initiates any changes in his compensation based on periodic market reviews and recommendations from outside consultants.  Relative to executives other than the Chief Executive Officer, the Committee uses input from Amalfi Consulting in making its recommendations to the full Board.

Compensation of the Chief Executive Officer.  Mr. Williams is the President and Chief Executive Officer of Home Federal Bank and Home Federal.  As the Chief Executive Officer of the Bank and the Company, a role he assumed in January 2008, he is responsible for the overall supervision of these entities.  He oversees management and has responsibility for all policy development and implementation, he coordinates investor relations with stockholders, he has ultimate responsibility for the overall consolidated performance of the related corporate entities, and has final responsibility for the change and the growth of Home Federal Bank and expansion of the business model of Home Federal Bank.  During fiscal year 2008, Mr. Williams received a salary increase from $210,000 to $245,000 to reflect the increase in his responsibilities and duties in assuming the role of Chief Executive Officer.  While Mr. Williams' compensation exceeds that of all of the other named executive officers, except for that of Mr. Stevens who is now retired, the Compensation Committee believes it is commensurate with his experience and level of responsibility.

Conclusion.  We believe our compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size.  The program is designed to reward managers for strong personal, Company and share-value performance.  The Compensation Committee monitors the various guidelines that constitute the program and reserves the right to adjust them as necessary to continue to meet Company and stockholder objectives.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Home Federal has submitted the following report for inclusion in this proxy statement:

We have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management.  Based on the Committee's review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

Compensation Committee:	N. Charles Hedemark, Chairman
Fred H. Helpenstell, M.D.
Richard J. Navarro
James R. Stamey

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended September 30, 2008 and 2007, by our named executive officers: (1) Len E. Williams, our principal executive officer;

(2) Daniel L. Stevens, our Chairman and former President and Chief Executive Officer; (3) Eric S. Nadeau, our principal financial officer; (4) Robert A. Schoelkoph, our former Chief Financial Officer; and (5) our three other most highly compensated officers, who are Steven D. Emerson, Steven K. Eyre and Cindy L. Bateman.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen-sation ($)(2)	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings ($)(3)	All Other Compen- sation ($)(4)	Total ($)

Len E. Williams (5)	2008	228,750	--	62,931	58,564	--	54,889	23,267	458,401
President and Chief Executive	2007	204,583	--	45,900	54,099	--	50,434	34,375	389,391
Officer of Home Federal and
Home Federal Bank

Daniel L. Stevens (5)	2008	244,400	150,000	189,288	136,680	55,107	151,551	90,752	1,017,778
Chairman of Home Federal and	2007	244,400	--	189,288	83,623	83,656	181,473	76,457	858,897
Home Federal Bank

Eric S. Nadeau (6)	2008	50,974	--	2,735	4,175	--	--	42,006	99,890
Executive Vice President, Treasurer,
Secretary and Chief Financial
Officer of Home Federal and
Home Federal Bank

Robert A. Schoelkoph (7)	2008	125,100	--	80,348	35,971	13,093	41,353	34,994	330,859
Former Chief Financial Officer	2007	125,096	--	75,715	31,002	24,996	38,337	29,714	324,860
of Home Federal and Home
Federal Bank

Steven D. Emerson (8)	2008	144,583	--	27,319	23,135	--	20,919	29,356	245,312
Executive Vice President and Chief
Lending Officer of Home Federal
Bank

Steven K. Eyre (9)	2008	115,625	--	8,595	10,988	--	21,095	43,980	200,283
Executive Vice President of Consumer
Banking of Home Federal Bank

Cindy L. Bateman (8)	2008	115,763	8,682	6,181	9,278	--	--	5,446	145,350
Senior Vice President and
Chief Credit Officer

____________
(1)
Represents the dollar amount of expense recognized for financial statement reporting purposes in fiscal 2008 for awards made in 2008 and prior years and being earned by the officer ratably over the vesting period of the award. Amounts are calculated pursuant to the provisions of FAS 123R. For a discussion of valuation assumptions, see Note 9 of the Notes to Consolidated Financial Statements in Home Federal's Annual Report on Form 10-K for the year ended September 30, 2008.

(2)
Represents the expense to accrue the estimated present value of future benefits for the executive deferred incentive agreements. For Mr. Stevens, the director deferred incentive plan is included, as well.

(3)
Represents the aggregate change in actuarial present value of each named executive officer's accumulated benefit under his or her salary continuation agreement. Mr. Nadeau's salary continuation agreement was not effective until October 1, 2008.

(4)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended September 30, 2008.
(5)
Mr. Stevens stepped down as President and Chief Executive Officer of Home Federal and Chief Executive Officer of Home Federal Bank effective as of January 30, 2008. Mr. Williams was appointed to those positions at that time.

(6)	Mr. Nadeau was hired effective as of June 5, 2008. His base salary is $165,000.

(Footnotes continue on following page)

(7)
On May 20, 2008, Home Federal announced that Mr. Schoelkoph, Senior Vice President, Treasurer, Secretary and Chief Financial Officer of Home Federal and Home Federal Bank would be retiring effective as of October 4, 2008.

(8)	Mr. Emerson and Ms. Bateman were not named executive officers prior to 2008; therefore, prior years are not included.
(9)	Mr. Eyre was hired in December 2007. His base salary is $150,000.

All Other Compensation.  The following table sets forth details of "All Other Compensation," as presented above in the Summary Compensation Table.

Name	401(k) Matching Contribu- tion ($)	ESOP Contribu- tion ($)(1)	Company Car/Car Allowance ($)	Restricted Stock Dividends ($)	Board Fees ($)	Moving Expenses ($)	Club Dues ($)	Welfare Benefits ($)

Len E. Williams	4,312	--	4,050	3,841	--	--	4,886	6,178
Daniel L. Stevens	9,238	19,296	15,104	10,841	24,000	--	6,095	6,178
Eric S. Nadeau	350	--	--	275	--	34,589	--	6,792
Robert A. Schoelkoph	1,564	14,136	8,100	4,588	--	--	--	6,606
Steven D. Emerson	5,479	--	8,100	1,565	--	--	7,500	6,712
Steven K. Eyre	3,054	--	6,750	936	--	19,380	7,500	6,360
Cindy L. Bateman	5,024	--	--	338	--	--	--	84
_____________
(1)
Based on the closing price of Home Federal's stock on October 1, 2007 multiplied by the number of shares allocated to the named executive officers. Messrs. Stevens and Schoelkoph were the only named executive officers eligible for an allocation of ESOP shares during fiscal 2008.

Employment Agreements.  Home Federal Bank has entered into an employment agreement with Len E. Williams.  The agreement provided for an initial one-year term, a two-year term that commenced on September 11, 2007 and a three year term commencing on September 11, 2009, provided the agreement has not been terminated earlier by either party.  On each anniversary beginning on September 11, 2012, the term of the agreement will be extended for an additional year unless notice is given by the Board to Mr. Williams, or vice versa, at least 90 days prior to the anniversary date.  The agreement provides that compensation may be paid in the event of disability, death, involuntary termination or a change in control, as described below under "Potential Payments Upon Termination."

Transition Agreement.  On August 21, 2006, we entered into a Transition Agreement with Daniel L. Stevens in connection with his proposed retirement in 2008.  The purpose of the agreement was to facilitate the executive succession at Home Federal and Home Federal Bank with the transition of Mr. Stevens to retirement and the employment of a successor executive.  Effective as of January 30, 2008, Mr. Stevens resigned as President and Chief Executive Officer of Home Federal and Chief Executive Officer of Home Federal Bank.  Following his retirement on October 1, 2008, Mr. Stevens continues to serve as a director of, and Chairman of the Boards of, Home Federal and Home Federal Bank.

Under the terms of the agreement, Mr. Stevens forfeited 65,580 incentive stock options that were exercisable on July 19, 2009 and 2010, which were replaced by a grant of 65,580 non-qualified stock options.  In connection with the forfeiture of his incentive stock options, Mr. Stevens will also receive  incentive payments on July 19, 2009 and 2010 for the options that become exercisable on each date.  The value he will receive on each date will be based on the difference in the aggregate value of the shares that would have been received if the incentive stock options were exercised as of the date of the agreement less the cost to exercise the incentive stock options on the dates they became exercisable.  The incentive payments, however, may be forfeited if Mr. Stevens is not a director of Home Federal and Home Federal Bank under certain circumstances on July 19, 2009 and 2010.  The benefits Mr. Stevens is entitled to receive during calendar year 2008 from other compensation plans will be determined pursuant to the terms of each plan.  As a result of remaining employed through September 30, 2008, Mr. Stevens became entitled to his fully accrued benefits under his Home Federal Salary Continuation Agreement and Executive Deferred Incentive Agreement.

The agreement may be terminated: (1) by the consent of Mr. Stevens and Home Federal; (2) upon Mr. Stevens' death; (3) upon Mr. Stevens' disability that gives Home

Federal the right to terminate his employment pursuant to Home Federal Bank's current employment policies; (4) by Home Federal if it were required to comply with any law or instruction of any governmental authority; and (5) by either party if the other party violates any provision of the agreement and the violation is not cured within 30 days of notice of such violation.

Severance Agreements.  Home Federal Bank has entered into three-year change in control severance agreements with Messrs. Nadeau, Schoelkoph, Emerson and Eyre.  On each anniversary of the initial date of the severance agreements, the term of each agreement may be extended for an additional year at the discretion of the Board or an authorized committee of the Board.  Mr. Schoelkoph's agreement terminated effective as of his retirement on October 4, 2008.  The severance agreements also provide for a severance payment and other benefits if the executive is involuntarily terminated within 12 months after a change in control of Home Federal as described below under "Potential Payments Upon Termination."

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for the fiscal year ended September 30, 2008.  The named executive officers did not receive any equity incentive plan awards.

		Estimated Possible Payouts			All	All
		Under Non-Equity Incentive			Other	Other		Grant
		Plan Awards (1)			Stock	Awards:		Date
Name	Grant Date				Awards: Number of Shares of Stock or Units (#)(2)	Number of Securities Under- lying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Fair Value of Stock and Option Awards ($)
		Thresh- old ($)	Target ($)	Maxi- mum ($)

Len E. Williams	--	57,188	114,375	228,750	--	--	--	--
	10/19/07	--	--	--	4,367	7,111	12.76	80,089
Daniel L. Stevens	--	61,100	122,200	244,400	--	--	--	--
Eric S. Nadeau	--	10,667	21,333	42,667	--	--	--	--
	06/16/08	--	--	--	5,000	25,000	11.05	138,200
Robert A. Schoelkoph	--	9,383	18,765	37,530	--	--	--	--
	10/19/07	--	--	--	1,188	15,147	12.76	22,378
Steven D. Emerson	--	28,833	57,667	115,333	--	--	--	--
	10/19/07	--	--	--	2,536	4,516	12.76	47,827
Steven K. Eyre	--	22,917	45,833	91,667	--	--	--	--
	12/03/07	--	--	--	5,680	28,400	10.09	130,550
Cindy L. Bateman	--	17,364	34,729	69,458	--	--	--	--
	10/19/07	--	--	--	1,585	2,709	12.76	29,505
___________
(1)
Represents the incentives that could have been earned under the annual cash incentive plan. No incentives were paid to the named executive officers, with the exception of Ms. Bateman who received a discretionary incentive of $8,682, because the relevant performance criterion was not met. See "Annual Cash Incentive" on pages 13-14 for additional discussion on the plan and related awards.

(2)
Option awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date. The awards to Messrs. Nadeau and Eyre were granted in conjunction with their hiring during fiscal year 2008. Their stock awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date. All other stock awards vest on the third anniversary of the grant date.

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of September 30, 2008 is presented for the named executive officers.  The named executive officers do not have any outstanding equity incentive plan awards.

		Option Awards (1)(2)				Stock Awards (1)(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Len E. Williams	09/18/06	34,048	51,072	13.47	09/18/16	10,224	130,356
	10/19/07	--	7,111	12.76	10/19/17	4,367	55,676

Daniel L. Stevens (3)	07/19/05	65,499	--	10.74	07/19/15	--	--
	10/03/05					50,795	647,635
	08/21/06	--	74,498	13.32	08/21/16	--	--

Eric S. Nadeau	06/16/08	--	25,000	11.05	06/16/18	5,000	63,750

Robert A. Schoelkoph	07/19/05	--	33,863	10.74	07/19/15	--	--
	10/03/05					20,318	259,052
	10/19/07	--	2,107	12.76	10/19/17

Steven D. Emerson	12/18/06	5,680	22,720	15.34	12/18/16	4,544	57,936
	10/19/07	--	4,516	12.76	10/19/17	2,536	32,328

Steven K. Eyre	12/03/07	--	28,400	10.09	12/03/17	5,680	72,420

Cindy L. Bateman	10/19/07	--	2,709	12.76	10/19/17	1,585	20,205

_____________
(1)
All option awards, except for Mr. Stevens's awards, vest ratably over a five year period with the first 20% vesting one year after the grant date. The option awards to Mr. Stevens are subject to the transition agreement described in footnote (3) below. Stock awards granted on 10/19/07 vest on 10/19/10. All other stock awards vest ratably over a five year period with the first 20% vesting one year after the grant date.

(2)
In December 2007, Home Federal completed its second-step conversion. As a result, each outstanding share was exchanged for 1.1360 shares in the new public company. Accordingly, all outstanding shares of restricted stock and stock options (and the related exercise prices) were adjusted based on the exchange ratio.

(3)
On August 21, 2006, Mr. Stevens forfeited 65,580 incentive stock options, half of which were exercisable on July 19, 2009 and half of which were exercisable on July 19, 2010. These were replaced by a grant of 65,580 non-qualified stock options (74,498 after the conversion) with the same exercise dates, in connection with his transition agreement described above.

Options Exercised and Stock Vested

The following table shows the value realized upon exercise of stock options and vesting of stock awards for our named executive officers in the year ended September 30, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Len E. Williams	--	--	3,408	38,067
Daniel L. Stevens	9,000	6,480	16,932	197,486
Eric S. Nadeau	--	--	--	--
Robert A. Schoelkoph	33,864	35,232	6,773	78,994
Steven D. Emerson	--	--	1,136	11,090
Steven K. Eyre	--	--	--	--
Cindy L. Bateman	--	--	--	--

Pension Benefits

The following information is presented with respect to the nature and value of pension benefits, as defined by the SEC, for our named executive officers at September 30, 2008.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Len E. Williams	Salary Continuation Agreement	2	105,323	--
Daniel L. Stevens	Salary Continuation Agreement	11	1,063,465	--
Eric S. Nadeau (1)	Salary Continuation Agreement	0	--	--
Robert A. Schoelkoph	Salary Continuation Agreement	11	261,698	--
Steven D. Emerson	Salary Continuation Agreement	1	37,196	--
Steven K. Eyre	Salary Continuation Agreement	0	21,095	--
Cindy L. Bateman (2)	--	--	--	--
__________
(1)	We entered into a salary continuation agreement with Mr. Nadeau during fiscal year 2008; however, the agreement was not effective until October 1, 2008.
(2)	Ms. Bateman does not have a salary continuation agreement.

We have entered into salary continuation agreements with each of the named executive officers, with the exception of Ms. Bateman.  Under these agreements, if the participant makes the required contributions, then upon the participant=s normal retirement date (age 65), Home Federal Bank will pay a monthly benefit equal to 50% of the average of the participant's final 36 months of base salary (the final salary benefit), plus the participant's deferral account balance.  The participant's deferral account balance is the sum of the participant's elective deferrals plus interest credited.  The final benefit paid in connection with a participant's normal retirement will be paid in monthly payments over 180 months and other payments based on accrual balances will be paid over 180 months, with interest credited on unpaid amounts at 7.5% per year.  In addition, the agreements provide for benefits upon early retirement, disability, death or change in control, as described below under "Potential Payments Upon Termination."

Nonqualified Deferred Compensation

The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in the year ended September 30, 2008.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Len E. Williams	--	--	--	--	--
Daniel L. Stevens	--	--	55,107	--	811,350
Eric S. Nadeau	--	--	--	--	--
Robert A. Schoelkoph	--	--	13,093	--	239,065
Steven D. Emerson	--	--	--	--	--
Steven K. Eyre	--	--	--	--	--
Cindy L. Bateman	--	--	--	--	--

We have entered into executive deferred incentive agreements with Daniel L. Stevens and Robert A. Schoelkoph.  Mr. Stevens also has a director deferred incentive agreement.  Until October 1, 2006, the agreements provided an incentive award percentage determined by reference to Home Federal Bank's return on assets for the year.  Each year, the percentage was determined and multiplied by the participant's base salary for the year.  The resulting amount was set aside in an unfunded deferral account for that participant.  Although the incentive award has been discontinued, the deferral account is credited annually with an interest credit equal to the percentage that is based on the growth rate in Home Federal's retained earnings, subject to a maximum of 12% per year.  Upon the participant's termination of employment after his or her normal retirement date (age 65), Home Federal Bank will pay the value of the participant=s deferral account in 180 equal monthly installments.  During the payment period, the deferral account is adjusted for interest.  The agreements also provide for benefits upon early retirement, early termination, disability, death or change in control, as described below under "Potential Payments Upon Termination."

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our equity plans also provide for potential payments upon termination.  The following table shows, as of September 30, 2008, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

Compensation and/or Benefits Payable Upon Termination	Early Retirement/ Voluntary Termination ($)(1)	Involuntary Termination Without Cause ($)	Qualifying Termination in Connection With a Change in Control ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)

Len E. Williams
Employment Agreement	--	470,000	685,124	85,000	--
Health and Welfare Benefits	--	10,690	2,291	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	186,035	186,035
Salary Continuation Agreement (3)(4)	29,861	29,861	29,861	106,912	1,737,152
Total	29,861	510,551	717,276	377,947	1,923,187

Daniel L. Stevens
Executive Deferred Incentive Benefit (3)(5)	761,998	--	--	--	--
Director Deferred Incentive Benefit (3)	49,352	--	--	--	--
Director Retirement Plan (7)	56,845	--	--	--	--
Health and Welfare Benefits	--	--	--	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	--	--
Salary Continuation Agreement (3)(4)	1,063,465	--	--	--	--
	1,931,660	--	--	--	--

Eric S. Nadeau
Executive Severance Agreement	--	--	478,400	--	--
Health and Welfare Benefits	--	--	1,599	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	63,750	63,750
Salary Continuation Agreement (6)	--	--	--	--	--
Total	--	--	479,999	63,750	63,750

Robert A. Schoelkoph
Executive Severance Agreement	--	--	--	--	--
Executive Deferred Incentive Benefits (3)(5)	239,065	--	--	--	--
Health and Welfare Benefits	--	--	--	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	--	--
Salary Continuation Agreement (3)(4)	261,898	--	--	--	--
Total	500,963	--	--	--	--

Steven D. Emerson
Executive Severance Agreement	--	--	408,815	--	--
Health and Welfare Benefits	--	--	1,366	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	90,270	90,270
Salary Continuation Agreement (3)(4)	13,428	13,428	13,428	37,755	1,854,155
Total	13,428	13,428	423,609	128,025	1,944,425

(Table continues on following page)

Compensation and/or Benefits Payable Upon Termination	Early Retirement/ Voluntary Termination ($)(1)	Involuntary Termination Without Cause ($)	Qualifying Termination in Connection With a Change in Control ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)

Steven K. Eyre
Executive Severance Agreement	--	--	403,496	--	--
Health and Welfare Benefits	--	--	1,348	--	--
Intrinsic Value of Unvested Equity (2)	--	--	--	72,420	72,420
Salary Continuation Agreement (3)(4)	3,165	3,165	3,165	21,412	1,342,070
Total	3,165	3,165	408,009	93,832	1,414,490

Cindy L. Bateman
Employee Severance Agreement	--	--	115,763	--	--
Intrinsic Value of Unvested Equity	--	--	20,209	20,209	20,209
Total	--	--	135,972	20,209	20,209

_____________
(1)
At September 30, 2008, Mr. Stevens was eligible for full retirement benefits, which are presented in the table above. Early retirement benefits are presented for all other named executive officers. Messrs. Stevens and Schoelkoph retired on September 30, 2008 and October 4, 2008, respectively. As a result, we present only the retirement and early retirement benefits for them.

(2)
Under the terms of Home Federal's 2005 Stock Option and Incentive Plan, 2005 Recognition and Retention Plan, and each employee's salary continuation agreement, the unvested options, restricted stock and salary continuation agreement benefits would accelerate upon a termination associated with a change in control. Home Federal places a hard cap limit on change in control payouts restricting such payments to the amounts below those defined as golden parachute payments under 280G of the Internal Revenue Code. The terms specified under Mr. William's employment agreement and Mr. Nadeau's, Mr. Schoelkoph's, Mr. Emerson's, and Mr. Eyre's severance agreements set the cash severance payout amounts at slightly below the 280G limit. Due to this 280G cap on payouts, the remaining severance balance was placed in the health and welfare benefits category with zero values reported for the intrinsic value of unvested equity. In the absence of the 280G limitation, amounts under all categories, with the exception of cash severance, would exceed the levels reported here. Under the terms of the agreements, each employee may select to receive the severance payment in the relevant form of their choosing (equity or health/welfare benefits) with a commensurate reduction in the cash severance to remain in compliance with the 280G limitation.

(3)	Present value of payout is presented in the table and is based upon a discount rate of 7.5% per the terms of the agreement. Distributions to be made in 180 equal monthly installments.
(4)
The amount reported would be attributed to the vested amount of the salary continuation agreement upon the date of termination. Although vesting in the salary continuation benefit would accelerate under a change in control, except for Messrs. Stevens and Schoelkoph who are 100% vested in their accrual balances at September 30, 2008, due to the 280G limitations specified under the contract no additional payment amount would be made.

(5)	Messrs. Stevens and Schoelkoph are 100% vested in their benefits under this plan.
(6)	The effective date of Mr. Nadeau's salary continuation agreement is October 1, 2008; therefore, no payments would be made under this plan at a termination date of September 30, 2008.
(7)	Distributions to be made in 180 equal monthly installments.

Employment Agreement.  Home Federal Bank has entered into an employment agreement with Len E. Williams.  The agreement provides for potential payments upon his termination in a variety of scenarios.  The agreement may be terminated by Home Federal Bank at any time, by Mr. Williams if he is assigned duties inconsistent with his position, duties and responsibilities, or upon the occurrence of certain events.  If Mr. Williams' employment is terminated without cause or upon voluntary termination following the occurrence of an event described in the preceding sentence, Home Federal Bank would be required to honor the terms of the agreement through the expiration of the then current term, including payment of salary at the rate in effect immediately prior to the termination and provision of substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Williams and his dependents and beneficiaries who would have been eligible for such benefits if he had not been terminated.

The employment agreement also provides for a severance payment and other benefits if Mr .Williams is involuntarily terminated within 12 months following a change in control of Home Federal.  The agreement authorizes severance payments on a similar basis if Mr. Williams voluntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties and responsibilities immediately prior to the change in control.  In the event of Mr. Williams' involuntary termination within 12 months after a change in control, Home Federal Bank must (1) pay to him in a lump sum an amount equal to 299% of his base amount, which is his average annual compensation during the five-year period prior to the effective date of the change in control; and (2) provide to Mr. Williams during the remaining term of his agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Williams and his dependents and beneficiaries who would have been eligible for such benefits if he had not been terminated.

Section 280G of the Internal Revenue Code provides that severance payments (either separately or in conjunction with other payments made on account of a change in control) that equal or exceed three times an individual=s base amount will result in the individual receiving "excess parachute payments" if the payments are conditioned upon a change in control.  Individuals receiving parachute payments in excess of 2.99 times of their base amount are subject to a 20% excise tax on the amount by which the value of the individual=s change in control benefits exceed one times the individual's base amount (the excess parachute payment).  If excess parachute payments are made, we would not be entitled to deduct the amount of these excess payments.  The employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to Mr. Williams will be considered excess parachute payments.

In the event of the death of Mr. Williams while employed under his employment agreement and prior to any termination of employment, Home Federal Bank shall pay to his estate, or such person as he may have previously designated, the salary which was not previously paid to him and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which he died, together with the benefits provided under the employment agreement through that date.

If Mr. Williams becomes entitled to benefits under the terms of the then-current disability plan, if any, of Home Federal or Home Federal Bank or becomes otherwise unable to fulfill his duties under his employment agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided by us for executive employees.  In the event of such disability, the employment agreement shall not be suspended, except that (1) the obligation to pay salary will be reduced in accordance with the amount of disability income benefits received by the executive, if any, such that, on an after-tax basis, Mr. Williams shall realize from the sum of disability income benefits and the salary the same amount as he would realize on an after-tax basis from the salary if the obligation to pay the salary were not reduced; and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the committee of the Board, we may discontinue payment of the salary beginning six months following a determination that the executive has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement.

Severance Agreements.  Home Federal Bank entered into three-year change in control severance agreements with each of Messrs. Nadeau, Schoelkoph, Emerson and Eyre.  On each anniversary of the initial date of the severance agreements, the term of each agreement may be extended for an additional year at the discretion of the Board or an authorized committee of the Board.  Mr. Schoelkoph's agreement terminated effective as of his retirement on October 4, 2008.  The severance agreements provide for a severance payment and other benefits if the executive is involuntarily terminated within 12 months after a change in control of Home Federal.  Each agreement also authorizes severance payments if the executive voluntarily terminates employment within 12 months following a change in control because of being assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately prior to the change in control.  The severance benefit is equal to 2.99 times the executive's average annual compensation during the five-year period prior to the effective date of the change in control (known as the base amount).  This amount will be paid to the executive by Home Federal Bank in a cash lump sum within 25 days after the later of the date of the change in control or the date of the executive's termination.  Home Federal Bank also will continue to pay, for the remaining term of the executive's agreement, the life, health and disability coverage of the executive and his eligible dependents.  Plan benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code.

Salary Continuation Agreements.  As described above, we have entered into salary continuation agreements with each of the named executive officers, with the exception of Ms. Bateman.  Under these agreements, upon the participant's normal retirement date (age 65), Home Federal Bank will pay a monthly benefit equal to 50% of the average of the participant's final 36 months of base salary (the final salary benefit).  Under Mr. Stevens' and Mr. Schoelkoph's agreements, there was a required contribution and the monthly benefit included the participant's deferral account balance (the sum of the participant's elective deferrals plus interest credited). Mr. Stevens and Mr. Schoelkoph both retired after the end of the 2008 fiscal year and benefit payments have begun under their agreements.  Mr. Nadeau's agreement was not effective until October 1, 2008.

The salary continuation agreements provide a reduced monthly benefit if the participant terminates employment as a result of early retirement (before age 65).  The early retirement benefit is the participant's vested accrual balance.  Vesting occurs at a rate of ten percent per plan year.  The agreements also provide a disability benefit, which is the same as the early retirement benefit except that the accrual balance is fully vested.  There is also a change in control benefit (if the participant is involuntarily terminated within 24 months following the change in control) equal to (1) the participant's accrual balance determined as of the end of the month preceding the change in control and (2) 2.99 times the participant's base annual salary as of the change in control.  Plan benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code.  In the event of the participant's death, the participant's beneficiary would receive the participant's projected benefit.  The participant's projected account is the final benefit the participant would have received had the participant attained age 65, assuming a 4% annual increase in the participant's base salary.  The final benefit paid in connection with a participant's normal retirement will be paid in monthly payments over 180 months and other payments based on accrual balances will be paid over 180 months, with interest credited on unpaid amounts at 7.5% per year.  Final benefits begin upon the participant's termination of service after the participant's death or disability.  Final salary benefits paid on account of early retirement begin upon the participant's attainment of age 65.  The participant's deferral account balance will be paid in a lump sum within 60 days of the participant's termination of employment.

Executive Deferred Incentive Agreements.  As described above, we have entered into executive deferred incentive agreements with Messrs. Stevens and Schoelkoph.  Until October 1, 2006, the agreements provided an incentive award percentage determined by reference to our return on assets for the year.  Although the incentive award has been discontinued, the deferral account is credited annually with an interest credit equal to the percentage that is based on the growth rate in our retained earnings, subject to a maximum of 12% per year.  Upon the participant's termination of employment after disability, death or an involuntary termination within 24 months following a change in control of Home Federal, the value of the participant's deferred account will begin to be paid.  Upon the participant's early retirement on or after age 62, but before age 65, the value of the participant's deferral account, plus the value of his incentive award (reduced to reflect either the early commencement of benefits, or a ten percent reduction for each year of service less than ten), will begin to be paid.  Upon the participant's termination of employment prior to the participant's early retirement date, the value of the participant's deferral account, plus the value of his incentive award (reduced by ten percent for each year of service less than ten), will be paid beginning on the participant's normal retirement date.  Hardship distributions are permitted, as are certain limited in-service distributions, as permitted by law.  All benefits are paid over 180 months, and during that period, the deferral account is adjusted for interest.  Benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code.

Director Plans.  Mr. Stevens also participates in the director deferred incentive plan and director retirement plan, as described above under "Directors' Compensation."  These plans provide for payments upon termination under a variety of scenarios as described above.  Although Mr. Williams is also a director, he has elected to not participate in these plans.

Equity Plans.  The Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan and 2005 Recognition and Retention Plan provide for accelerated vesting of awards in the event of a change in control.  If a tender offer or exchange offer (other than such an offer by Home Federal) is commenced, or if a change in control has occurred, unless the award agreement provides otherwise, all awards granted and not fully exercisable shall become exercisable in full upon the happening of such event.  The plans also provide for accelerated vesting of awards in the event of a participant=s death or disability.  If the employment of any of our named executive officers had been terminated as of September 30, 2008 by reason of either death or disability, the value of accelerated vesting of restricted stock awards would be as shown in the table above.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Directors Hedemark, Helpenstell, Navarro and Stamey.  No members of this Committee were officers or employees of Home Federal or any of its subsidiaries during the year ended September 30, 2008, nor were they formerly officers or had any relationships otherwise requiring disclosure.

REPORT OF THE AUDIT COMMITTEE

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent Home Federal specifically incorporates this report therein, and shall not otherwise be deemed filed under these Acts.

Management is responsible for (1) preparing Home Federal's financial statements so that they comply with generally accepted accounting principles and fairly present the financial condition, results of operations and cash flows; (2) issuing financial reports that comply with the requirements of the SEC; and (3) establishing and maintaining adequate internal control structures and procedures for financial reporting.  The Audit Committee's responsibility is to monitor and oversee these processes.  In furtherance of its role, the Audit Committee has periodic reviews of Home Federal's internal controls and areas of potential exposure, such as litigation matters.  The Committee meets at least quarterly and reviews the interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management:

●	The audited financial statements of Home Federal for the fiscal year ended September 30, 2008;

●	Home Federal=s evaluation of the effectiveness of our internal control over financial reporting as of September 30, 2008; and

●	The related opinions by the Home Federal=s independent registered public accounting firm, Moss Adams LLP.

●	The Audit Committee also has discussed with Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards No._61, Communication with Audit Committees, as currently in effect.

●
The Audit Committee also has received a written letter from Moss Adams LLP regarding its independence from Home Federal as required by Public Company Accounting Oversight Board Rule 3520 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with Moss Adams LLP the independence of that firm.

Based on these materials and discussions, the Audit Committee has recommended to the Board of Directors that Home Federal's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Audit Committee:	Robert A. Tinstman (Chairman)
N. Charles Hedemark
Richard J. Navarro
James R. Stamey

PROPOSAL 2 B RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

Appointment of Independent Auditor

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as the independent registered public accounting firm to audit Home Federal's financial statements for the fiscal year ending September 30, 2009.  Moss Adams LLP served as Home Federal's independent auditor for the fiscal year ended September 30, 2008.  In making its determination to appoint Moss Adams LLP as the independent auditor for the 2009 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Moss Adams LLP, other than audit services, is compatible with maintaining the independence of the independent auditor.  You are asked to ratify this appointment at the annual meeting.  If the appointment of Moss Adams LLP is not ratified by our stockholders, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of Moss Adams LLP.

The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Home Federal's independent auditor, the Committee carefully reviews the policies and procedures for the engagement of the independent auditor.  The Audit Committee also discussed with Moss Adams LLP the overall scope and plans for the audit, and the results of its audit.  The Committee also reviewed and discussed with Moss Adams LLP the fees paid, as described below.

A representative of Moss Adams LLP is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote "FOR" the ratification of the  appointment of Moss Adams LLP as independent auditor for Home Federal for the fiscal year ending September 30, 2009.

Audit Fees

The following table sets forth the aggregate fees billed to Home Federal and Home Federal Bank by Moss Adams LLP for professional services rendered for the fiscal years ended September 30, 2008 and 2007.

	Years Ended
	September 30,
	2008	2007

Audit Fees	$212,000	$202,000
Audit-Related Fees (1)	32,000	110,000
Tax Fees	7,000	7,000
All Other Fees	--	--

                ____________
(1)	Consists of review of documents filed in connection with Home Federal=s public offering, as well as costs incurred in relation to employee benefit plans.

Pre-approval Policy

It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services.  Pre-approval is typically granted by the full Audit Committee.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  For the year ended September 30, 2008, the Audit Committee approved all, or 100%, of the services provided by Moss Adams LLP that were designated as audit fees, audit-related fees, tax fees and all other fees as set forth in the table above.

PROPOSAL 3 B ADOPTION OF 2008 EQUITY INCENTIVE PLAN

General

On November 24, 2008, the Board of Directors of Home Federal unanimously adopted, subject to stockholder approval, the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.  The purpose of the plan is to promote the long-term growth and profitability of Home Federal by providing our directors, advisory directors, officers and employees with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide these individuals with an equity interest in Home Federal.

The Equity Incentive Plan will allow us to grant stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of Home Federal and its subsidiaries.  The plan will become effective as of the date it is approved by the stockholders.  If the plan is approved and awards are granted, it may have a dilutive effect on Home Federal's stockholders and will impact its net income and stockholders' equity, although the actual results cannot be determined until the plan is implemented.

A summary of the Equity Incentive Plan is set forth below.  This summary is, however, qualified by and subject to the more complete information set forth in the plan, a copy of which is attached to this proxy statement as Appendix A.  We believe the Equity Incentive Plan complies with the requirements of the Office of Thrift Supervision.  The Office of Thrift Supervision does not endorse or approve the plan in any manner.

Summary

Administration.  The Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, consisting of at least two directors, each of whom must be a non-employee director and an outside director, as those terms are defined in the plan.  The committee is authorized to make all determinations and decisions under the plan.  The committee also determines the individuals to whom awards will be made, the type and amount of awards that will be made, and the terms and conditions applicable to all awards.  The committee is also authorized to establish rules for the administration of the plan.  The Board currently anticipates that this committee will be the Compensation Committee.

Number of Shares That May Be Awarded.  Home Federal has reserved 1,237,286 shares of its common stock for issuance under the 2008 Equity Incentive Plan in connection with the exercise of awards, which represents 7.12% of the amount of Home Federal common stock outstanding on the voting record date.  The fair market value of these shares is approximately $12,496,589 million, based on the closing price of Home Federal's common stock on November 21, 2008.  Shares of common stock to be issued under the plan will be authorized but unissued shares.  Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the plan.

Under the Equity Incentive Plan, the committee may grant stock options and stock appreciation rights that, upon exercise, result in the issuance of 883,776 shares of Home Federal common stock, and restricted stock and restricted stock units for an aggregate of 353,510 shares of Home Federal common stock.  The plan limits the number of options, stock appreciation rights and restricted stock awards that may be granted to certain participants in the plan.

Adjustments Upon Changes in Capitalization.  Shares awarded under the 2008 Equity Incentive Plan may be adjusted by the committee in the event of any recapitalization, split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event.

Eligibility to Receive Awards.  The committee may grant awards under the 2008 Equity Incentive Plan to directors, advisory directors, officers and employees of Home Federal and its subsidiaries.  The committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  There are approximately 220 individuals who are currently eligible to receive awards under the plan.

Terms and Conditions of Stock Options.  The committee may grant stock options to purchase shares of Home Federal common stock at a price that is not less than the fair market value of the common stock on the date the option is granted.  The fair market value is the closing sales price as quoted on Nasdaq.  Stock options may not be exercised later than ten years after the grant date.  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2008 Equity Incentive Plan to officers and employees may be designated as "incentive stock options."  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as "non-qualified stock options."

The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the committee or set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock option by its terms if sooner.

Terms and Conditions of Stock Appreciation Rights.  The committee may grant stock appreciation rights, which give the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date the right is granted.  Upon the exercise of a stock appreciation right, the holder will receive the amount due in shares of Home Federal common stock.  Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one award will reduce to that extent the number of shares represented by the other award.  Stock appreciation rights may not be exercised later than ten years after the grant date.

Unless otherwise determined by the committee or set forth in the written award agreement evidencing the grant of the stock appreciation right, upon termination of service of the participant for any reason other than for cause, all stock appreciation rights then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock appreciation right by its terms if sooner.

Terms and Conditions of Restricted Stock Awards.  The committee is authorized to grant restricted stock, which are shares of Home Federal common stock subject to forfeiture and limits on transfer until the shares vest, and restricted stock units, which are rights to receive shares of Home Federal common stock subject to similar limits as on restricted stock.  During the vesting period, the recipient of restricted stock will have all the rights of a stockholder, including the power to vote and the right to receive dividends with respect to those shares. No such rights apply to restricted stock units, until shares are issued for those units; however, recipients may receive a dividend equivalent payment.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.  The committee has the right to determine any other terms and conditions, not inconsistent with the 2008 Equity Incentive Plan, upon which a restricted stock award shall be granted.

Vesting of Awards.  No award may vest beginning earlier than one year from the effective date of the 2008 Equity Incentive Plan and all awards shall vest no more rapidly than in annual installments of than 20% of the total award.  Upon a change in control of Home Federal or upon the termination of the award recipients' service due to death or disability, all unvested awards under the Equity Incentive Plan vest as of the date of the change in control or termination.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested award will be forfeited by the holder.  Upon any termination of service for cause, all stock options or stock appreciation rights not previously exercised shall be immediately forfeited by the holder.

Transferability of Awards.  Stock options, stock appreciation rights and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance.  Stock options and stock appreciation rights may be transferred during the lifetime of the holder to whom it was awarded only pursuant to a qualified domestic relations order.

Amendment and Termination of the Incentive Plan.  The 2008 Equity Incentive Plan shall continue in effect for a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the plan or any portion thereof, except to the extent stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  Stockholder approval will generally be required with respect to an amendment to the plan that will: (1) increase the aggregate number of securities that may be issued under the plan, except as specifically set forth under the plan; (2) materially increase the benefits accruing to participants under the plan; (3) materially change the requirements as to eligibility for participation in the plan; or (4) change the class of persons eligible to participate in the plan.  No amendment, suspension or termination of the Equity Incentive Plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.

Federal Income Tax Consequences

Non-qualified Stock Options.  Under current federal tax law, non-qualified stock options granted under the 2008 Equity Incentive Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Home Federal.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Home Federal.  The optionee=s tax basis for the shares is the market value of the shares at the time of exercise.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2008 Equity Incentive Plan will result in any federal tax consequences to either the optionee or Home Federal, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee=s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and Home Federal will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Stock Appreciation Rights.  The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise.  Home Federal will be entitled to a corresponding deduction.

Restricted Stock Awards.  Recipients of shares granted under the 2008 Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock.  Recipients of shares granted under the Equity Incentive Plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Proposed Awards Under the Incentive Plan

No awards have been proposed by the Board of Directors under the 2008 Equity Incentive Plan as of the date of this proxy statement.

The Board of Directors unanimously recommends that you vote "FOR" adoption of the 2008 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about Home Federal=s equity compensation plans as of September 30, 2008, excluding the number of shares under the 2008 Equity Incentive Plan.

(c)
Number of securities
	(a)	(b)	remaining available
	Number of securities	Weighted-average	for future issuance
	to be issued upon	exercise price	under equity
	exercise of	of outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan category	warrants and rights	and rights	reflected in column (a))

Equity compensation plans approved
by security holders:
2005 Stock Option Plan	642,376	$11.71	54,658
2005 Recognition and Retention Plan	185,150	11.54	38,291

Equity compensation plans not
approved by security holders:
None	--	--	--
Total	827,526	$11.68	92,949

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Home Federal=s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended September 30, 2008, all filing requirements applicable to our reporting officers, directors and greater than 10% stockholders were properly and timely complied with.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the executive office at 500 12th Avenue South, Nampa, Idaho 83651, no later than August 18, 2009.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any stockholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

To be considered for presentation at next year's annual meeting, although not included in the proxy materials for that meeting, any stockholder proposal must be stated in writing and received at our executive office by not later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year's annual meeting and not earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person's name, age, business address and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the stockholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the stockholder in the proposal.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  In addition, we have engaged Regan & Associates, Inc. to assist in distributing proxy materials and contacting record and beneficial owners of our common stock.  We have agreed to pay a fee of $10,000, including out-of-pocket expenses, for these services.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our 2008 Annual Report to Stockholders, including financial statements, on Form 10-K has been mailed to all stockholders of record as of the close of business on the record date.  Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651.  The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Eric S. Nadeau

Eric S. Nadeau
Secretary

Nampa, Idaho
December 16, 2008

 APPENDIX A

Home Federal Bancorp, Inc.
2008 Equity Incentive Plan

ARTICLE I
PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of Home Federal Bancorp, Inc. to provide directors, advisory directors, officers and employees of Home Federal Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Home Federal Bancorp, Inc.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are  exercisable, following the Participant's death.

Board means the Board of Directors of Home Federal Bancorp, Inc. and any successor thereto.

Change in Control means any of the following events:

(a)           any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

(b)           as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board;

(c)           the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(d)           a tender offer or exchange offer for 25% or more of the total outstanding Shares of the Company is commenced (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Home Federal Bancorp, Inc., a state of Maryland corporation, and any successor thereto.

Disability means a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Notwithstanding the above, the term Disability in connection with Incentive Stock Options shall have the meaning specified in Section 22(e)(3) of the Code.

Effective Date means the date on which the Plan is approved by the stockholders of Home Federal Bancorp, Inc. Exchange Act means the Securities Exchange Act of 1934, as amended. Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)           If the Shares are listed on any established stock exchange, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)           If the Shares are not traded on a national securities exchange but are traded on the over-the- counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)           In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant:

(a)           the lineal ascendants and lineal descendants of such Participant or his spouse, or any one or more of them, or

(b)           an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants or lineal descendants of such Participant or his spouse, or wholly owned jointly by one or more of them and the Participant.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time.

Qualified Domestic Relations Order means a Domestic Relations Order that:

(a)	clearly specifies:

(i)           The name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order;

(ii)           the amount or percentage of the Option Holder=s benefits under this Plan to be paid to each person covered by such Domestic Relations Order;

(iii)	the number of payments or the period to which such Domestic Relations Order applies; and

(iv)	the name of this Plan; and

(b)	does not require the payment of a benefit in a form or amount that is:

(i)	not otherwise provided for under the Plan; or

(ii)	inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order, including the approval of a property settlement that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory director, officer or employee of the Company or any Affiliate.

Share means a share of common stock of Home Federal Bancorp, Inc.

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

Section 3.1 Shares Available Under the Plan.

Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 1,237,286 Shares. Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2 Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article IX, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 883,776 Shares, and the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be limited as follows:

(a)           the total number of Options and Stock Appreciation Rights available for grant to non-employee directors shall be limited to 30 percent of the number of Shares indicated above;

(b)           the total number of Options and Stock Appreciation Rights available for grant to any one non-employee director shall be limited to 5 percent of the number of Shares indicated above; and

(c)           the total number of Options and Stock Appreciation Rights available for grant to any officer or employee shall be limited to 25 percent of the number of Shares indicated above.

Section 3.3 Shares Available for Restricted Stock Awards.

Subject to adjustment under Article IX, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 353,510 Shares and the maximum aggregate number of Shares which may be issued upon award or vesting of Restricted Stock Awards shall be limited as follows:

(a)           the total number of Restricted Stock Awards available for grant to non-employee directors shall be limited to 30 percent of the number of Shares indicated above;

(b)           the total number of Restricted Stock Awards available for grant to any one non-employee director shall be limited to 5 percent of the number of Shares indicated above; and

(c)           the total number of Restricted Stock Awards available for grant to any officer or employee shall be limited to 25 percent of the number of Shares indicated above.

Section 3.4 Additional OTS Restrictions.

As long as the Plan is subject to OTS regulations as applicable on the Effective Date, the following additional restriction shall apply:

(a)           No Award may vest beginning earlier than one year from the Effective Date of the Plan and all Awards shall vest no more rapidly than in annual installments of than 20% of the total Award.

(b)           The accelerated vesting of Awards shall not be permitted except upon the Participant's death of Disability, or upon a Change in Control.

Section 3.5 Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award. Any Award subsequently forfeited, in whole or in part, shall not be considered issued.

ARTICLE IV
ADMINISTRATION

Section 4.1 Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code or a successor rule or regulation, a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an "Independent Director" under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2 Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)           to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;

(b)           with the consent of the Participant, to the extent deemed necessary by the Committee, amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)           to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)           to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a  Participant an Option to purchase Shares. An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)	Any Option granted shall be evidenced by an Award Agreement which shall:

(i)	specify the number of Shares covered by the Option;

(ii)	specify the Exercise Price;

(iii)	specify the Exercise Period;

(iv)	specify the Vesting Date; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2 Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

(a)	the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or

(e)	the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5 Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)	Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)            if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Option shall be forfeited without consideration;

(ii)           if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 5.6 Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)           Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)           Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised. Such sale shall disqualify the Option as an Incentive Stock Option.

(c)           The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000.

(d)           Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7 Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)           delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)	satisfying such other conditions as may be prescribed in the Award Agreement.

(b)	The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)           in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)           if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)	by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8 Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder=s death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9 Prohibition Against Option Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1 Grant of Stock Appreciation Rights.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)	Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

(i)	specify the number of Shares covered by the Stock Appreciation Right;

(ii)	specify the Exercise Price;

(iii)	specify the Exercise Period;

(iv)	specify the Vesting Date;

(v)	specify that the Stock Appreciation Right shall be settled in Shares; and

(vi)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2 Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

Section 6.3 Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4 Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

(a)	the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or

(e)           the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5 Vesting Date.

(a)           The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)	Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Award shall be forfeited without consideration;

(ii)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6 Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)	satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised. The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 6.7 Limitations on Stock Appreciation Rights.

(a)           A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8 Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such

Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1 In General.

(a)	Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)	the number of Shares or Share Units covered by the Restricted Stock Award;

(ii)           the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii)	the date of grant of the Restricted Stock Award;

(iv)	the Vesting Date for the Restricted Stock Award;

(v)           as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)           as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares; and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant and held by the Committee, together with an irrevocable stock power executed by the Participant in favor of the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award. The certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The common stock evidenced hereby is subject to the terms of an Award Agreement between Home Federal Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan, copies of which are on file at the executive offices of Home Federal Bancorp, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement. or such other restrictive legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Participant, only to the Participant.

Section 7.2 Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)	Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares or Share Units shall be forfeited without consideration;

(ii)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant's Service with the Company; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3 Dividend Rights.

Unless otherwise set forth in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other stockholders of the Company.

Section 7.4 Voting Rights.

Unless otherwise set forth in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

Section 7.5 Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant's death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant's death shall be paid to the executor or administrator of the Participant's estate.

Section 7.6 Manner of Distribution of Awards.

The Company=s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

Section 8.1 Tax Withholding Rights.

Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1 Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 9.2 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. To the extent OTS regulations are changed subsequent to the Effective Date, the Board shall have the right but not the obligation, to amend or revise the Plan without stockholder approval to conform to the revised regulations.

Section 9.3 Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, as it determines appropriate, equitably and proportionately adjust any or all of:

(i)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)	the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

Section 10.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan also is intended not to be, in any respect, a nonqualified deferred compensation plan, subject to Section 409A of the Code. The Plan shall be construed and administered so as to effectuate these intentions.

Section 10.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company. The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4 Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Idaho without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County or contiguous counties in which the Company=s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.5 Headings.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.7 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee:

Home Federal Bancorp, Inc.
500 12th Avenue South
Nampa, Idaho 83651
Attention: Corporate Secretary

(b)	If to a Participant, to such person=s address as shown in the Company's records.

Section 10.8 Approval of Stockholders.

The Plan shall be subject to approval by the Company's stockholders within twelve (12) months before or after the date the Board adopts the Plan.

REVOCABLE PROXY
HOME FEDERAL BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 16, 2009

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Nampa Civic Center located at 311 3rd Street South, Nampa, Idaho, on Monday, January 16, 2009, at 3:00 p.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHELD

1.	The election as director of the nominees listed below for	[ ]	[ ]
a three-year term (except as marked to the contrary below).

Daniel L. Stevens
Richard J. Navarro
Brad J. Little

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee=s name on the line below.

_________________________________
_________________________________

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as auditor for the fiscal year ending September 30, 2009.	[ ]	[ ]	[ ]

3.	The adoption of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote AFOR@ the listed propositions.

This proxy also provides voting instructions to the trustees of the Home Federal Bancorp, Inc. 401(k) Savings Plan and Trust and the Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated.  If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the annual meeting of the stockholder=s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 16, 2008, and the 2008 Annual Report to Stockholders on Form 10-K.

Dated: ______________________, 200__

________________________________________	________________________________________
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

________________________________________	________________________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

VOTE AUTHORIZATION FORM
ESOP PLAN
HOME FEDERAL BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 16, 2009

I understand that First Bankers Trust Services (the "ESOP Trustee") is the holder of record and custodian of all shares of  Home Federal Bancorp, Inc. (the "Company") common stock credited to me under the Home Federal Bancorp, Inc. Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders, to be held on Monday, January 16, 2009, and any adjournments thereof.  You are to vote my shares as follows:

The undersigned acknowledges receipt from the Company prior to the execution of this form of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 16, 2008, and the 2008 Annual Report to Stockholders on Form 10-K.  The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
VIA THE INTERENET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

HOME FEDERAL BANCORP, INC. - ANNUAL MEETING JANUARY 16, 2009

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.  Call toll free 1-866-246-8476 on a Touch-Tone Phone.  There is NO CHARGE to you for this call.

or

2.  Via the Internet at https://www.proxyvotenow.com/homed and follow the instructions.

or

3.  Mark, sign and date your form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

VOTE AUTHORIZATION FORM
ESOP PLAN
HOME FEDERAL BANCORP, INC.

		FOR	WITHHELD

1.	The election as director of the nominees listed below for	[ ]	[ ]
a three-year term (except as marked to the contrary below).

Daniel L. Stevens
Richard J. Navarro
Brad J. Little

INSTRUCTION: To withhold authority to vote
for any nominee(s) mark "For All Except" and write that
nominee=s name(s) or numbers (s) in the space provided below.

_________________________________
_________________________________

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as auditor for the fiscal year ending September 30, 2009.	[ ]	[ ]	[ ]

3.	The adoption of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote AFOR@ the listed propositions.

____________________________________	____________________________________
DATE	SIGNATURE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS FORM IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE NO LATER THAN JANUARY 6, 2009.

VOTE AUTHORIZATION FORM VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By Mail; or
2.  By Telephone (using a Touch-Tone Phone); or
3.  By Interent.

A telephone or Internet vote authorizes the ESOP Trustee to vote your shares in the same manner as if you marked, signed, dated and returned this form.  Please note telephone and Internet votes must be case prior to 3 a.m., January 16, 2009.  It is not necessary to return this form if you vote by telephone or Internet.

Vote By Telephone	Vote By Internet
Call Toll-Free on a Touch-Tone Phone anytime prior	anytime prior
to 3 a.m., January 16, 2009:	to 3 a.m., January 16, 2009 go to
1-866-246-8476	https://www.proxyvotenow.com/homed

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

VOTE AUTHORIZATION FORM
401(k) PLAN
HOME FEDERAL BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 16, 2009

I understand that Eric S. Nadeau, Steven E. Emerson and Deborah Hodge (the ATrustees@) are the holders of record and custodian of all shares of  Home Federal Bancorp, Inc. (the ACompany@) common stock credited to me under the Home Federal Bank=s 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company=s Board of Directors for the Annual Meeting of Stockholders, to be held on Monday, January 16, 2009, and any adjournments thereof.  You are to vote my shares as follows:

The undersigned acknowledges receipt from the Company prior to the execution of this form of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 16, 2008, and the 2008 Annual Report to Stockholders on Form 10-K.  The Trustees are hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
VIA THE INTERENET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

HOME FEDERAL BANCORP, INC. - ANNUAL MEETING JANUARY 16, 2009

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.  Call toll free 1-866-246-8476 on a Touch-Tone Phone.  There is NO CHARGE to you for this call.

or

2.  Via the Internet at https://www.proxyvotenow.com/homed and follow the instructions.

or

3.  Mark, sign and date your form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

VOTE AUTHORIZATION FORM
401(k) PLAN
HOME FEDERAL BANCORP, INC.

		FOR	WITHHELD

1.	The election as director of the nominees listed below for	[ ]	[ ]
a three-year term (except as marked to the contrary below).

Daniel L. Stevens
Richard J. Navarro
Brad J. Little

INSTRUCTION: To withhold authority to vote
for any nominee(s) mark "For All Except" and write that
nominee=s name(s) or numbers(s) in the space provided below.

_________________________________
_________________________________

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as auditor for the fiscal year ending September 30, 2009.	[ ]	[ ]	[ ]

3.	The adoption of the Home Federal Bancorp, Inc. 2008 Equity Incentive Plan.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote AFOR@ the listed propositions.

____________________________________	____________________________________
DATE	SIGNATURE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS FORM IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE NO LATER THAN JANUARY 6, 2009.

VOTE AUTHORIZATION FORM VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By Mail; or
2.  By Telephone (using a Touch-Tone Phone); or
3.  By Interent.

A telephone or Internet vote authorizes the Trustees to vote your shares in the same manner as if you marked, signed, dated and returned this form.  Please note telephone and Internet votes must be case prior to 3 a.m., January 16, 2009.  It is not necessary to return this form if you vote by telephone or Internet.

Vote By Telephone	Vote By Internet
Call Toll-Free on a Touch-Tone Phone anytime prior	anytime prior
to 3 a.m., January 16, 2009:	to 3 a.m., January 16, 2009 go to
1-866-246-8476	https://www.proxyvotenow.com/homed

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!